UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Prospect Capital Corporation
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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PROSPECT CAPITAL CORPORATION
10 East 40th Street, 44th Floor
New York, New York 10016

October 20, 2008

Dear Stockholder:

     You are cordially invited to attend the 2008 Annual Meeting of Stockholders of Prospect Capital Corporation, a Maryland corporation (the “Company” or “us”), to be held on Friday, December 12, 2008, at 10:30 a.m., Eastern Time, at the offices of the Company, 10 East 40th Street, 44th Floor, New York, New York 10016.

     The notice of Annual Meeting and Proxy Statement accompanying this letter provide an outline of the business to be conducted at the meeting. At the meeting, you will be asked to elect two directors of the Company, to ratify the selection of BDO Seidman, LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2009, to consider and vote on a proposal to authorize the Company, with approval of its Board of Directors, to sell shares of the Company’s common stock at a price or prices below the Company’s then current net asset value per share in one or more offerings and to consider and vote on a proposal to authorize the Company, with approval of its Board of Directors, to issue securities to subscribe to, convert to, or purchase shares of the Company’s common stock in one or more offerings.

     As recently announced, our Board of Directors has approved a share repurchase plan. Under this plan, Prospect may repurchase its common stock at prices below its net asset value as reported in its then most recently published financial statements. Our share purchases could occur from time to time, depending upon market conditions. Shares may be purchased in the open market, including through block purchases. Prospect will not repurchase any shares from directors, officers or other affiliates of Prospect. The repurchase program does not obligate Prospect to acquire any specific number of shares, or any shares at all, and may be discontinued at any time, whether or not Prospect ever purchases any shares. While this notice is required to give Prospect the option to purchase shares, it should not be deemed as an assurance that any shares will be purchased or that there has been or is at any time any intention to purchase any shares. We are giving you notice of this plan in accordance with Section 23(c) of the Investment Company Act of 1940.

     It is important that you be represented at the Annual Meeting. Please complete, sign, date and return your proxy card to us in the enclosed, postage-prepaid envelope at your earliest convenience, even if you plan to attend the meeting. If you prefer, you can authorize your proxy through the Internet or by telephone as described in the Proxy Statement and on the enclosed proxy card. If you attend the meeting, you may revoke your proxy prior to its exercise and vote in person at the meeting. Your vote is very important to us. I urge you to submit your proxy as soon as possible. If you need more information, or have any questions about voting, please call the Company’s proxy solicitor, The Altman Group, Inc., at 1-866-721-1372.

Sincerely yours,

John F. Barry
Chief Executive Officer

PROSPECT CAPITAL CORPORATION
10 East 40th Street, 44th Floor
New York, New York 10016
(212) 448-0702

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 12, 2008

To the Stockholders of Prospect Capital Corporation:

     The Annual Meeting of Stockholders of Prospect Capital Corporation, a Maryland corporation (the “Company” or “us”), will be held at the offices of the Company, 10 East 40th Street, 44th Floor, New York, New York 10016 on Friday, December 12, 2008, at 10:30 a.m., Eastern Time, for the following purposes:

I.	To elect one Class I director of the Company to serve until the Annual Meeting of Stockholders in 2011 and one Class III director of the Company to serve until the Annual Meeting of Stockholders in 2010 and, in each case, until their successors are duly elected and qualify;

II.	To ratify the selection of BDO Seidman, LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2009;

III.	To consider and vote upon a proposal to authorize the Company, with approval of its Board of Directors, to sell shares of its common stock at a price or prices below the Company’s then current net asset value per share in one or more offerings;

IV.	To consider and vote upon a proposal to authorize the Company, with approval of its Board of Directors, to issue warrants, options or rights to subscribe to, convert to, or purchase shares of the Company’s common stock in one or more offerings; and

V.	To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

     You have the right to receive notice of and to vote at the Annual Meeting if you were a stockholder of record at the close of business on October 15, 2008. Please complete, sign, date and return your proxy card to us in the enclosed, postage-prepaid envelope at your earliest convenience, even if you plan to attend the Annual Meeting. If you prefer, you can authorize your proxy through the Internet or by telephone as described in the Proxy Statement and on the enclosed proxy card. If you attend the meeting, you may revoke your proxy prior to its exercise and vote in person at the meeting. In the event that there are not sufficient stockholders present for a quorum or sufficient votes to approve a proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned from time to time in order to permit further solicitation of proxies by the Company.

By Order of the Board of Directors,

Brian H. Oswald
Chief Compliance Officer and
Secretary

New York, New York
October 20, 2008

     This is an important meeting. To ensure proper representation at the Annual Meeting, please complete, sign, date and return the proxy card in the enclosed, self-addressed envelope, or authorize a proxy to vote your shares by telephone or through the Internet. Even if you authorize a proxy prior to the Annual Meeting, you still may attend the Annual Meeting, revoke your proxy, and vote your shares in person.

PROSPECT CAPITAL CORPORATION
10 East 40th Street, 44th Floor
New York, New York 10016
(212) 448-0702

PROXY STATEMENT

2008 Annual Meeting of Stockholders

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Prospect Capital Corporation, a Maryland Corporation (the “Company,” “we,” “us” or “our”), for use at our 2008 Annual Meeting of Stockholders to be held on Friday, December 12, 2008, at 10:30 a.m., Eastern Time, at our offices, 10 East 40th Street, 44th Floor, New York, New York 10016 and at any postponements or adjournments thereof (the “Meeting”). This Proxy Statement and the accompanying proxy card are first being sent to stockholders on or about October 20, 2008.

     Unlike many companies where the majority of the outstanding shares are held by institutional investors, a majority of our stockholders are retail investors who generally hold smaller numbers of shares than institutional investors. As a result of these demographics, it is important that every stockholder authorize a proxy, so that we can achieve a quorum and hold the Meeting. If holders of less than a majority of the outstanding shares are present in person or by proxy at the Meeting, then we will be required to adjourn the meeting and incur additional expenses to continue to solicit additional votes.

     We have engaged a proxy solicitor, who may call you and ask you to vote your shares. The proxy solicitor will not attempt to influence how you vote your shares, but only ask that you take the time to cast a vote. You may also be asked if you would like to authorize your proxy over the telephone and to have your voting instructions transmitted to our proxy tabulation firm.

     We encourage you to vote, either by voting in person at the Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card or authorize a proxy to vote your shares by telephone or through the Internet, and we receive it in time for the Meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified. If you give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the election of each of the nominees as directors, FOR the ratification of the Company’s independent registered public accounting firm and FOR the other proposals listed in the accompanying Notice of Annual Meeting of Stockholders.

     If you are a “stockholder of record” (i.e., you hold shares directly in your name), you may revoke a proxy at any time before it is exercised by notifying the Company’s Secretary in writing, by submitting a properly executed, later-dated proxy, or by voting in person at the Meeting. Any stockholder of record attending the Meeting may vote in person whether or not he or she has previously authorized a proxy.

     If your shares are held for your account by a broker, trustee, bank or other institution or nominee, you may vote such shares at the Meeting only if you obtain proper written authority from your institution or nominee and present it at the Meeting. Please bring with you a legal proxy or letter from the broker, trustee, bank or other institution or nominee confirming your beneficial ownership of the shares as of the record date, October 15, 2008.

     If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically via the Internet or by telephone.

Purpose of Meeting

     The Meeting has been called for the following purposes:

I.	To elect one Class I director of the Company to serve until the Annual Meeting of Stockholders in 2011 and one Class III director of the Company to serve until the Annual Meeting of Stockholders in 2010 and, in each case, until their successors are duly elected and qualify;

II.	To ratify the selection of BDO Seidman, LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2009;

III.	To consider and vote upon a proposal to authorize the Company, with approval of its Board of Directors, to sell shares of its common stock at a price or prices below the Company’s then current net asset value per share in one or more offerings;

IV.	To consider and vote upon a proposal to authorize the Company, with approval of its Board of Directors, to issue warrants, options or rights to subscribe to, convert to, or purchase shares of the Company’s common stock in one or more offerings; and

V.	To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

Voting Securities

     You may vote your shares at the Meeting only if you were a stockholder of record at the close of business on October 15, 2008 (the “Record Date”). There were 29,520,379 shares of the Company’s common stock outstanding on the Record Date. Each share of the common stock is entitled to one vote.

Quorum Required

     The presence at the Meeting, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast at the meeting will constitute a quorum for the transaction of business. Abstentions and “broker non-votes” will be treated as present for purposes of establishing a quorum. A broker non-vote occurs when a nominee holding shares for a beneficial owner has not received voting instructions from the beneficial owner and does not have, or chooses not to exercise, discretionary authority to vote the shares.

     If a quorum is not present at the Meeting or if there are not sufficient votes to approve a proposal, the chairman of the Meeting or, if a stockholder vote is called, the stockholders who are present at the Meeting may adjourn the Meeting from time to time to permit further solicitation of proxies.

Vote Required

     Proposal I. Election of Directors. The election of a director requires the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote thereon. Stockholders may not cumulate their votes. If you vote to “Withhold Authority” with respect to a nominee, your shares will not be voted with respect to the person indicated. Because directors are elected by vote of the holders of a majority of the outstanding shares, votes to “Withhold Authority” and abstentions will have the effect of a vote against a nominee.

     Proposal II. Ratification of Independent Registered Public Accounting Firm. Assuming the presence of a quorum, the affirmative vote of a majority of the votes cast at the Meeting is required to ratify the appointment of BDO Seidman, LLP (“BDO”) to serve as the Company’s independent registered public accounting firm. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.

     Proposal III. To Authorize the Company to Sell Shares of its Common Stock at a Price or Prices Below the Company’s Then Current Net Asset Value Per Share in One or More Offerings. The affirmative vote of (1) a majority of the outstanding shares of common stock entitled to vote at the Meeting; and (2) a majority of the outstanding shares of common stock entitled to vote at the Meeting that are not held by affiliated persons of the Company is required to approve this proposal. For purposes of this proposal, the Investment Company Act of 1940, or 1940 Act, defines “a majority of the outstanding shares” as: (1) 67% or more of the voting securities present at the Meeting if the holders of more than 50% of the outstanding voting securities of such company are present or represented by proxy; or (2) 50% of the outstanding voting securities of the Company, whichever is the less. Abstentions and broker non-votes will have the effect of a vote against this proposal.

     Proposal IV. To Authorize the Issuance of Securities to Subscribe to, Convert to, or Purchase Shares of Common Stock. Assuming the presence of a quorum, the affirmative vote of a majority of the votes cast at the Meeting is required to approve this proposal. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.

     Additional Solicitation. If a quorum is not present or there are not enough votes to approve a proposal at the Meeting, the chairman of the meeting or, if a stockholder vote is called, the stockholders who are present in person or by proxy, may adjourn the Meeting with respect to any or all of the proposals, including to permit the further solicitation of proxies with respect to any proposal. Abstentions will not be included in determining the number of votes cast on the motion to adjourn and, as a result, will have no effect on the vote.

     If a quorum is present, a stockholder vote may be called on one or more of the proposals described in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such proposal(s).

Information Regarding This Solicitation

     We will bear the expense of the solicitation of proxies for the Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice of Special Meeting of Stockholders, and proxy card. If brokers, nominees, fiduciaries and other persons holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners, we will reimburse such persons for their reasonable expenses in so doing.

     In addition to the solicitation of proxies by the use of the mails, proxies may be solicited in person and by telephone or facsimile transmission by directors, officers or employees of the Company, Prospect Capital Management LLC, or PCM, the Company’s investment adviser and/or Prospect Administration LLC, or Prospect Administration, the Company’s Administrator. PCM and Prospect Administration are located at 10 East 40th Street, 44th Floor, New York, New York 10016. Certain other members of the affiliated present and predecessor companies of PCM and Prospect Administration are referred to as “Manager.” No additional compensation will be paid to directors, officers or regular employees for such services.

     The Company has also retained The Altman Group to assist in the solicitation of proxies for a fee of approximately $60,000, plus out-of-pocket expenses.

     Stockholders may provide their voting instructions by telephone or through the Internet. These options require stockholders to input the Control Number which is located on each proxy card. After inputting this number, stockholders will be prompted to provide their voting instructions. Stockholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Stockholders who authorize a proxy via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

     Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. Any such notice of revocation should be provided in writing and signed by the stockholder in the same manner as the proxy being revoked and delivered to our proxy tabulator.

Security Ownership of Certain Beneficial Owners and Management

     As of the Record Date, there were no persons that owned 25% or more of our outstanding voting securities, and no person would be deemed to control us, as such term is defined in the 1940 Act.

     Our directors are divided into two groups – interested directors and independent directors. Interested directors are “interested persons” of the Company, as defined in the 1940 Act.

     The following table sets forth, as of September 30, 2008, the beneficial ownership of each current director, the nominees for director, the Company’s executive officers, and the executive officers and directors as a group. As of September 30, 2008, there were no persons known to us who beneficially owned 5% or more of the outstanding shares of our common stock.

     Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “Commission”) and includes voting or investment power with respect to the securities. Ownership information for those persons, if any, who beneficially own 5% or more of our shares of common stock is based upon Schedule 13D or Schedule 13G filings by such persons with the Commission and other information obtained from such persons, if available.

     Unless otherwise indicated, we believe that each beneficial owner set forth in the table has sole voting and investment power and has the same address as the Company. Our address is 10 East 40th Street, 44th Floor, New York, New York 10016.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage of Class(1)
Interested Directors
John F. Barry	887,796	.80(2)	3.0%
M. Grier Eliasek	17,136.81		*
Independent Directors
Graham D.S. Anderson	--		--
William J. Gremp	1,663		*
F. Lee Liebolt, Jr.	500		*
Walter V.E. Parker	226		*
Eugene S. Stark	1,500		*
Executive Officers
William E. Vastardis	12,728.72		*
Executive officers and directors as a group	921,551.33		3.1%
____________________

*	Represents less than one percent.

(1)	Based on a total of 29,520,379 shares of our common stock issued and outstanding as of September 30, 2008.

(2)	Includes indirect beneficial ownership of 504,711.44 shares of our common stock through PCM, the Company’s investment adviser.

     The following table sets forth the dollar range of equity securities beneficially owned by each director and each nominee for election as a director of the Company as of October 15, 2008. Information as to beneficial ownership is based on information furnished to the Company by the directors. (We are not part of a “family of investment companies” as that term is defined in the 1940 Act.)

Name of Director	Paragraph Range of Equity Securities Beneficially Owned(1)(2)(3)
Interested Directors
John F. Barry	Over $100,000(4)
M. Grier Eliasek	Over $100,000
Independent Directors
Graham D.S. Anderson	--
William J. Gremp	$10,001-$50,000
F. Lee Liebolt, Jr.	$1-$10,000
Walter V.E. Parker	$1-$10,000
Eugene S. Stark	$10,001-$50,000
____________________

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934.

(2)	The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or Over $100,000.

(3)	The dollar range of our equity securities beneficially owned is based on the closing price of $11.57 on October 15, 2008 on The NASDAQ Stock Market.

(4)	Includes indirect beneficial ownership of 504,711.44 shares of our common stock through PCM, the Company’s investment adviser.

PROPOSAL I: ELECTION OF DIRECTORS

     Pursuant to our Bylaws, our Board of Directors may change the number of directors constituting the Board, provided that the number thereof shall never be less than three nor more than eight. In accordance with the Bylaws, we currently have seven directors on our Board of Directors. Effective with election of directors at the Meeting, the number of directors constituting our Board will decrease from seven to five directors. Directors are elected for staggered terms of three years each, with a term of office of one of the three classes of directors expiring at each annual meeting of stockholders. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

     A stockholder can vote for or withhold his or her vote from the nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of the nominees named below. If a nominee should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person as is nominated by the Board of Directors as a replacement. The Board of Directors has no reason to believe that any of the persons named below will be unable or unwilling to serve, and each such person has consented to be named in this Proxy Statement and to serve if elected.

     The Board of Directors recommends that you vote FOR the election of the nominees named in this Proxy Statement.

Information about the Nominees and Directors

     Certain information with respect to the Class I and Class III nominees for election at the Meeting, as well as each of the other directors, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds, and the year in which each person became a director of the Company.

     Graham D.S. Anderson has been nominated for election as a Class I director to serve until the Annual Meeting of Stockholders in 2011 and until his successor is duly elected and qualifies. Eugene S. Stark has been nominated for election as Class III director to serve until the Annual Meeting of Stockholders in 2010 and until his successor is duly elected and qualifies. Neither Mr. Anderson nor Mr. Stark is being proposed for election pursuant to any agreement or understanding with any other director or the Company. Messrs. Liebolt and Parker are not standing for re-election for another term and our Board of Directors has voted to reduce the size of the Board of Directors to five members effective upon the election of directors at the Meeting.

Nominee for Class I Director – Term Expiring in 2011

Independent Director

     The following director is not an “interested person” as defined in the Investment Company Act of 1940.

Name, Address and Age(1)	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee for Director(2)
Graham D.S. Anderson, 43	Director	Class I Director since September 2008; Term expires 2008	General Partner of Euclid SR Partners from 2000 to present. From 1996 to 2000, Mr. Anderson was a General Partner of Euclid Partners, the predecessor to Euclid SR Partners.	None

Nominee for Class III Director – Term Expiring in 2010

Independent Director

     The following director is not an “interested person” as defined in the Investment Company Act of 1940.

Name, Address and Age(1)	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee for Director(2)
Eugene S. Stark, 50	Director	Class III Director since September 2008; Term expires 2008	Principal Financial Officer, Chief Compliance Officer and Vice President – Administration of General American Investors Company, Inc. from May 2005 to present. Prior to his role with General American Investors Company, Inc., Mr. Stark served as the Chief Financial Officer of Prospect Capital Corporation from January 2005 to April 2005. From May 1987 to December 2004 Mr. Stark served as Senior Vice President and Vice President with Prudential Financial, Inc.	None

Current Directors (not up for election at the Meeting)

Class I Directors – Term Expiring in 2008

Independent Director

     Each of the following directors is not an “interested person” as defined in the Investment Company Act of 1940.

Name, Address and Age(1)	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee for Director(2)
F. Lee Liebolt, Jr.(5), 67	Director	Class I Director since September 2006; Term expires 2008

Lawyer in private practice. From September 2005 to August 2006, he was senior counsel at Harkins Cunningham LLP. Prior thereto, Mr. Liebolt practiced at Sidley Austin Brown & Wood LLP and certain predecessor firms as a partner (1976 to 2002) and as senior counsel (January 2003 to August 2005).

None

Walter V.E. Parker(5), 61	Director	Class I Director since June 2004; Term expires 2008

Mr. Parker currently serves as the Chief Development Officer for Lifeworks, a not-for-profit agency. From 2004 to 2007, Mr. Parker served as the Executive Director of the Greenwich Land Trust, Inc., a not for profit land preservation organization. From 1999 to 2004, Mr. Parker served as a founding principal in the Sippican Group, LLC, a financial advisory firm.

None

Class II Directors – Term Expiring in 2009

Independent Director

     The following director is not an “interested person” as defined in the Investment Company Act of 1940.

Name, Address and Age(1)	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee for Director(2)
William J. Gremp, 65	Director	Class II Director since June 2006; Term expires 2009	Mr. Gremp has been responsible for traditional banking services, credit and lending, private equity and corporate cash management with Merrill Lynch & Co. since 1999.	None

Interested Director

     The following director is an “interested person” as defined by the Investment Company Act of 1940.

Name, Address and Age(1)	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee for Director(2)
M. Grier Eliasek, 35(3)	Director	Class II Director since June 2004; Term expires 2009	President and Chief Operating Officer of the Company, Managing Director of PCM and Prospect Administration.	None

Class III Director – Term Expiring in 2010

Interested Director

     The following director is an “interested person” as defined by the Investment Company Act of 1940.

Name, Address and Age(1)	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee for Director(2)
John F. Barry, 56(4)	Director, Chairman of the Board, and Chief Executive Officer	Class III Director since June 2004; Term expires 2010	Chairman and Chief Executive Officer of the Company; Managing Director and Chairman of the Investment Committee of PCM and Prospect Administration since June 2004; Managing Director of Manager.	None
____________________

(1)	The business address of the director nominees and other directors and executive officers is c/o Prospect Capital Corporation, 10 East 40th Street, 44th Floor, New York, New York 10016.

(2)	No director otherwise serves as a director of an investment company subject to the 1940 Act.

(3)	Mr. Eliasek is an interested director due to his position as an officer of PCM.

(4)	Mr. Barry is an interested director due to his position as an officer of PCM.

(5)	Messrs. Liebolt and Parker are not standing for re-election as directors at the Meeting.

Committees of the Board of Directors

     Our Board of Directors has established an Audit Committee and a Nominating and Corporate Governance Committee. For the fiscal year ended June 30, 2008, our Board of Directors held twenty-three Board meetings, sixteen Audit Committee meetings, and one Nominating and Corporate Governance Committee meeting. All directors attended at least 75% of the aggregate number of meetings of the Board and of the respective committees on which they served. We require each director to make a diligent effort to attend all board and committee meetings, as well as each annual meeting of stockholders.

     The Audit Committee. The Audit Committee operates pursuant to a charter approved by the Board of Directors. The charter sets forth the responsibilities of the Audit Committee, which include selecting or retaining each year an independent registered public accounting firm (the “independent accountants”) to audit the accounts and records of the Company; reviewing and discussing with management and the independent accountants the annual audited financial statements of the Company, including disclosures made in management’s discussion and analysis, and recommending to the Board of Directors whether the audited financial statements should be included in the Company’s annual report on Form 10-K; reviewing and discussing with management and the independent accountants the Company’s quarterly financial statements prior to the filings of its quarterly reports on Form 10-Q; pre-approving the independent accountants’ engagement to render audit and/or permissible non-audit services; and evaluating the qualifications, performance and independence of the independent accountants. The Audit Committee is presently composed of three persons: Messrs. Gremp, Anderson, and Stark, each of whom is not an “interested person” as defined in the 1940 Act and is considered independent under the Marketplace Rules of the NASDAQ Stock Market LLC (“NASDAQ”). The Company’s Board of Directors has determined that Mr. Stark and Mr. Gremp are each an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K. The Audit Committee may delegate its pre-approval responsibilities to one or more of its members. The member(s) to whom such responsibility is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting. Messrs. Anderson and Stark were added to the Audit Committee concurrent with their election to the Board of Directors on September 15, 2008 and September 4, 2008, respectively.

     The function of the Audit Committee is oversight. Our management is primarily responsible for maintaining appropriate systems for accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent accountants are primarily responsible for planning and carrying out a proper audit of our annual financial statements in accordance with generally accepted accounting standards. The independent accountants are accountable to the Board of Directors and the Audit Committee, as representatives of our shareholders. The Board of Directors and the Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace our independent accountants (subject, if applicable, to shareholder ratification).

     In fulfilling their responsibilities, it is recognized that members of the Audit Committee are not our full-time employees or management and are not, and do not represent themselves to be, accountants or auditors by profession. As such, it is not the duty or the responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures, to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to set auditor independence standards. Each member of the Audit Committee shall be entitled to rely on (a) the integrity of those persons within and outside us and management from which it receives information; (b) the accuracy of the financial and other information provided to the Audit Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors); and (c) statements made by our officers and employees, our investment adviser or other third parties as to any information technology, internal audit and other non-audit services provided by the independent accountants to us.

     The Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee (the “Nominating and Governance Committee”) is responsible for selecting qualified nominees to be elected to the Board of Directors by stockholders; selecting qualified nominees to fill any vacancies on the Board of Directors or a committee thereof; developing and recommending to the Board of Directors a set of corporate governance principles applicable to the Company; overseeing the evaluation of the Board of Directors and management; and undertaking such other duties and responsibilities as may from time to time be delegated by the Board of Directors to the Nominating and Governance Committee. The Nominating and Governance Committee is presently composed of three persons: Messrs. Gremp, Anderson, and Stark, each of whom is not an “interested person” as defined in Section 2(a)(19) of the 1940 Act. Messrs. Anderson and Stark were added to the Nominating and Governance Committee concurrent with their election to the Board of Directors on September 15, 2008 and September 4, 2008, respectively.

     The Nominating and Governance Committee will consider stockholder recommendations for possible nominees for election as directors when such recommendations are submitted in accordance with the Company’s Bylaws and any applicable law, rule or regulation regarding director nominations. Nominations should be sent to the Corporate Secretary c/o Prospect Capital Corporation, 10 East 40th Street, 44th Floor, New York, New York 10016. When submitting a nomination to the Company for consideration, a stockholder must provide all information that would be required under applicable Commission rules to be disclosed in connection with election of a director, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; current directorships on publicly held companies and investment companies; number of shares of our common stock owned, if any; and, a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders. Criteria considered by the Nominating and Governance Committee in evaluating the qualifications of individuals for election as members of the Board of Directors include compliance with the independence and other applicable requirements of the Marketplace Rules of NASDAQ and the 1940 Act and all other applicable laws, rules, regulations and listing standards, the criteria, policies and principles set forth in the Nominating and Corporate Governance Committee Charter, and the ability to contribute to the effective management of the Company, taking into account our needs and such factors as the individual’s experience, perspective, skills, expertise and knowledge of the industries in which the Company operates, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, and conflicts of interest. The Nominating and Governance Committee also may consider such other factors as it may deem to be in our best interests and those of our stockholders. The Board of Directors also believes it is appropriate for certain key members of our management to participate as members of the Board of Directors.

Corporate Governance

     Corporate Governance Guidelines

     Upon the recommendation of the Nominating and Governance Committee, the Board of Directors has adopted Corporate Governance Guidelines on behalf of the Company. These Corporate Governance Guidelines address, among other things, the following key corporate governance topics: director responsibilities; the size, composition, and membership criteria of the Board of Directors; composition and responsibilities of directors serving on committees of the Board of Directors; director access to officers, employees, and independent advisors; director orientation and continuing education; director compensation; and an annual performance evaluation of the Board of Directors.

     Code of Conduct

     We have adopted a code of conduct which applies to, among others, our senior officers, including our Chief Executive Officer and Chief Financial Officer, as well as all of our employees . Our code of conduct is an exhibit to our Annual Report on Form 10-K filed with the Commission, and can be accessed via the Internet site of the Commission at http://www.sec.gov. We intend to disclose amendments to or waivers from a required provision of the code of conduct on Form 8-K.

     Code of Ethics

     We, PCM and Prospect Administration have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements.

     Internal Reporting and Whistle Blower Protection Policy

     The Company’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”), and the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. Persons with complaints or concerns regarding Accounting Matters may submit their complaints to our Chief Compliance Officer, or CCO. Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to our Audit Committee Chairman. Complaints may be submitted on an anonymous basis.

     The CCO may be contacted at:

          Prospect Capital Corporation
          Chief Compliance Officer
          10 East 40th Street, 44th Floor
          New York, New York 10016.

     The Audit Committee Chairman may be contacted at:

          Prospect Capital Corporation
          Audit Committee Chairman
          10 East 40th Street, 44th Floor
          New York, New York 10016.

     Independent Directors

     The Board of Directors, in connection with the 1940 Act and Marketplace Rules 4200(a)(15) and 4350(c) of NASDAQ, has considered the independence of members of the Board who are not employed by PCM and has concluded that Messrs. Graham D.S. Anderson, William Gremp, F. Lee Liebolt, Jr., Walter V.E. Parker and Eugene S. Stark are not “interested persons” as defined by the 1940 Act and therefore qualify as independent directors under the standards promulgated by the Marketplace Rules of NASDAQ. In reaching this conclusion, the Board of Directors concluded that Messrs. Anderson, Gremp, Liebolt, Parker and Stark had no relationships with PCM or any of its affiliates, other than their positions as directors of the Company and, if applicable, investments in us that are on the same terms as those of other stockholders.

Communication with the Board of Directors

     Stockholders with questions about the Company are encouraged to contact the Company. Stockholders may communicate with the Company or its Board of Directors by sending their communications to Prospect Capital Corporation, Chief Compliance Officer, 10 East 40th Street, 44th Floor, New York, New York 10016. All stockholder communications received in this manner will be delivered as appropriate to the Board of Directors.

Information about Executive Officers Who Are Not Directors

Name, Address and Age(1)	Position(s) Held with Company(2)	Principal Occupation(s) During Past 5 Years
William E. Vastardis, 52	Chief Financial Officer and Treasurer	Mr. Vastardis is a founder and President of Vastardis Fund Services LLC (formerly EOS Fund Services LLC) and Chief Executive Officer of Vastardis Compliance Services LLC (formerly EOS Compliance Services LLC). Mr. Vastardis founded Vastardis Fund Services LLC in 2003 and Vastardis Compliance Services LLC in June 2004. Vastardis Compliance Services LLC performs chief compliance officer services for various registered investment companies and registered investment advisers. Prior to founding Vastardis Fund Services LLC, he managed a third-party fund administration firm, AMT Capital Services Inc., which was acquired by Investors Bank & Trust Company in 1998. Mr. Vastardis continued in the role of Managing Director at the renamed Investors Capital Services until he departed in 2003 to found Vastardis Fund Services LLC.
____________________

(1)	The business address of Mr. Vastardis is c/o Prospect Capital Corporation, 10 East 40th Street, 44th Floor, New York, New York 10016.

(2)	Mr. Vastardis was also the Chief Compliance Officer until September 30, 2008. On October 1, 2008, Brian H. Oswald assumed this role and effective November 11, 2008, Mr. Oswald will assume the roles of Chief Financial Officer and Treasurer, replacing Mr. Vastardis. Mr. Oswald is also the Secretary of the Company.

Compensation of Executive Officers and Directors

     The following table sets forth information regarding the compensation received by the directors and executive officers from the Company for the fiscal year ended June 30, 2008. No compensation is paid to the interested directors by the Company.

COMPENSATION TABLE

Name and Position	Aggregate Compensation from the Company		Pension or Retirement Benefits Accrued as Part of the Company’s Expenses(1)	Total Compensation Paid to Director/Officer
Interested Directors
John F. Barry(2)	None		None	None
M. Grier Eliasek(2)	None		None	None
Independent Directors
Graham D.S. Anderson(5)	None		None	None
William J. Gremp	$86,250		None	$86,250
F. Lee Liebolt, Jr.(3)	$80,000		None	$80,000
Walter V.E. Parker(3)	$86,250		None	$86,250
Eugene S. Stark(4)	None		None	None
Executive Officers
William E. Vastardis(6,7)	—	(7)	None	—	(7)
____________________

(1)	We do not have a bonus, profit sharing or retirement plan, and directors do not receive any pension or retirement benefits.

(2)

We have not paid, and we do not intend to pay, any annual cash compensation to our executive officers for their services as executive officers. Messrs. Barry and Eliasek are compensated by PCM from the income PCM receives under the management agreement between PCM and us.

(3)	Messrs. Liebolt and Parker are not standing for re-election to the Board of Directors and will cease being members of the Board of Directors concurrent with the election of directors at the Meeting.

(4)	Mr. Stark joined our Board of Directors on September 4, 2008.

(5)	Mr. Anderson joined our Board of Directors on September 15, 2008.

(6)

Mr. Vastardis served as Chief Compliance Officer from January 4, 2005 through September 30, 2008, and has served as Chief Financial Officer and Treasurer since April 30, 2005. Mr. Vastardis served as Secretary from April 30, 2005 through June 6, 2008.

(7)

The compensation of William E. Vastardis for his service as Chief Financial Officer and Treasurer of the Company is paid by Vastardis Fund Services LLC, our sub-administrator. Vastardis Fund Services was in turn paid by the Company at a monthly minimum rate of $33,333.33 or annual fees on gross assets of 0.20% on the first $250 million, 0.15% on the next $250 million, 0.10% on the next $250 million, 0.075% on the next $250 million and 0.05% over one billion. The compensation of William E. Vastardis for his service as Chief Compliance Officer of the Company is paid by Vastardis Compliance Services LLC. Vastardis Compliance Services LLC is in turn paid by the Company at a monthly rate of $6,250. In addition, the Company pays Vastardis Compliance Services LLC for certain other services at the rate of $270 per hour. Both Vastardis Fund Services LLC and Vastardis Compliance Services LLC determine the compensation to be paid to Mr. Vastardis with respect to the Company based on a case-by-case evaluation of the time and resources that is required to fulfill his duties to the Company. For the fiscal year ending June 30, 2008, the Company paid Vastardis Compliance Services LLC $75,000 for services rendered by Mr. Vastardis as Chief Compliance Officer. For the fiscal year ending June 30, 2008, the Company paid Vastardis Fund Services LLC approximately $783,520 for services required to be provided by Prospect Administration, including, but not limited to, (a) clerical, bookkeeping and record keeping services, (b) conducting relations with custodians, depositories, transfer agents and other third-party service providers and (c) furnishing reports to Prospect Administration and the Board of Directors of the Company of its performance of obligations. In addition, the fees paid to Vastardis Fund Service LLC cover the services rendered by Mr. Vastardis as our Chief Financial Officer and Treasurer.

Compensation of Directors

     For the first nine months of the fiscal year ended June 30, 2008, the independent directors received an annual fee of $70,000, paid monthly in advance, plus reimbursement of any reasonable out-of-pocket expenses incurred. The chairman of each committee also received an additional annual fee of $5,000. For the last three months of the fiscal year ended June 30, 2008, the independent directors received an annual fee of $75,000, paid monthly in advance, plus $1,250 in connection with each board or committee meeting attended, and the chairman of each committee also received an additional annual fee of $5,000. The independent directors were also reimbursed for any reasonable out-of-pocket expenses incurred. No compensation was paid to directors who are interested persons of the Company as defined in 1940 Act. In addition, the Company purchases directors’ and officers’ liability insurance on behalf of the directors and officers.

     Effective July 1, 2008, the independent directors receive an annual fee of $90,000 plus reimbursement of any reasonable out-of-pocket expenses incurred. Of the $90,000 annual fee, the independent directors are required to purchase common stock of the Company in the amount of $6,000 per year. The chairman of the Audit Committee will receive an additional annual cash retainer of $7,500 and the chairman of the Nominating and Corporate Governance Committee will receive an additional annual cash retainer of $5,000.

Certain Relationships and Transactions

Transactions with Affiliated Persons

     We have entered into an investment advisory agreement with PCM. Our Chairman of the Board is the sole member of and controls PCM. Our senior management may in the future also serve as principals of other investment managers affiliated with PCM that may in the future manage investment funds with investment objectives similar to ours. In addition, our executive officers and directors and the principals of PCM may serve as officers, directors or principals of entities that operate in the same or related lines of business as we do or of investment funds managed by affiliates. Accordingly, we may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with PCM. However, our investment adviser and other members of the affiliated present and predecessor companies of PCM (previously defined as “Manager”) intend to allocate investment opportunities in a fair and equitable manner consistent with our investment objectives and strategies so that we are not disadvantaged in relation to any other client.

     In addition, pursuant to the terms of an administration agreement, Prospect Administration provides, or arranges to provide, the Company with the office facilities and administrative services necessary to conduct our day-to-day operations. PCM is the sole member of and controls Prospect Administration. Prospect Administration, pursuant to the approval of our Board of Directors, has engaged Vastardis Fund Services LLC to serve as the sub-administrator of the Company.

     We have no intention of investing in any portfolio company in which the Manager or any affiliate currently has an investment.

Section 16(a) Beneficial Ownership Reporting Compliance

     Pursuant to Section 16(a) of the Securities Exchange Act of 1934, our directors and executive officers, and any persons holding more than 10% of our common stock, are required to report their beneficial ownership and any changes therein to the Securities and Exchange Commission and us. Specific due dates for those reports have been established, and we are required to report herein any failure to file such reports by those due dates. Based on our review of Forms 3, 4 and 5 filed by such persons, and information provided by our directors and officers, we believe that during the fiscal year ended June 30, 2008, all Section 16(a) filing requirements applicable to such persons were met in a timely manner.

PROPOSAL II: RATIFICATION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

     The 1940 Act requires that the Company’s independent registered public accounting firm be selected by a majority of the independent directors of the Company. One of the purposes of the Audit Committee is to recommend to the Company’s Board of Directors the selection, retention or termination of the independent registered public accounting firm for the Company. At a meeting held on September 15, 2008, the Company’s Audit Committee recommended and the Company’s Board, including a majority of the independent directors, approved the selection of BDO as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2009. Although not required by the 1940 Act or the Marketplace Rules of the NASDAQ Stock Market LLC, the Board is submitting its selection of BDO for ratification by our stockholders. We expect that a representative of BDO will be present at the Meeting and will have an opportunity to make a statement if he or she so chooses and will be available to respond to appropriate questions. After reviewing the Company’s audited financial statements for the fiscal year ending June 30, 2008, the Company’s Audit Committee recommended to the Company’s Board that such statements be included in the Company’s Annual Report to stockholders. A copy of the Audit Committee report appears below.

     The Audit Committee and the Board of Directors have considered the independence of BDO and have concluded that BDO is independent as required by Independence Standards Board Standard No. 1. In connection with their determination, BDO has advised the Company that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in the Company or its affiliates.

     Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements included in the Company’s Annual Report on Form 10-K and a review of financial statements included in the Company’s Quarterly Reports on Form 10-Q, or services that are normally provided by BDO in connection with statutory and regulatory filings for the past two fiscal years. Audit fees incurred by the Company for its fiscal years ended June 30, 2008 and June 30, 2007 were $318,702 and $321,431, respectively. Audit fees incurred by Company for the audit of its internal controls under Sarbanes-Oxley Section 404 in conjunction with its fiscal years ended June 30, 2008 and June 30, 2007 were $111,300 and $118,954, respectively.

     Audit-Related Fees. Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. The Company incurred audit-related fees with Citrin Cooperman & Co. LLP in the amount of $58,287 and $65,450, respectively, for the annual review of its internal controls program under Sarbanes-Oxley Section 404 in connection with the fiscal years ended June 30, 2008 and June 30, 2007. Fees incurred by the Company for review of its shelf registration and secondary offerings were $155,422 and $147,089 for the fiscal years ended June 30, 2008 and June 30, 2007, respectively.

     Tax Fees. Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance. The Company has a tax year end of August 31. Tax fees incurred by the Company were $11,500 and $10,000 for its tax years ended August 31, 2007 and August 31, 2006, respectively, and include services for BDO’s provision of tax preparation services and the execution and filing of the Company’s tax returns.

     All Other Fees. All other fees would include fees for products and services other than the services reported above. The Company incurred no such fees for the past two fiscal years.

Audit Committee Report(1)

     The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended June 30, 2008.

     The Audit Committee has reviewed and discussed the Company’s audited financial statements with management and BDO Seidman, LLP, the Company’s independent registered public accounting firm (“BDO”), with and without management present. The Audit Committee included in its review results of BDO’s examinations, the Company’s disclosure controls and procedures, and the quality of the Company’s financial reporting. The Audit Committee also reviewed the Company’s procedures and disclosure controls designed to ensure full, fair and adequate financial reporting and disclosures, including procedures for certifications by the Company’s chief executive officer and chief financial officer that are required in periodic reports filed by the Company with the Commission. The Audit Committee is satisfied that the Company’s disclosure controls and procedures are adequate and that the Company employs appropriate accounting and auditing procedures.

     The Audit Committee also has discussed with BDO matters relating to BDO’s judgments about the quality, as well as the acceptability, of the Company’s accounting principles as applied in its financial reporting as required by Statement of Auditing Standards No. 61 (Communications with Audit Committees). In addition, the Audit Committee has discussed with BDO their independence from management and the Company, as well as the matters in the written disclosures received from BDO and required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee received oral communications from BDO confirming their independence and discussed the matter with BDO. The Audit Committee discussed and reviewed with BDO the Company’s critical accounting policies and practices, disclosure controls, other material written communications to management, and the scope of BDO’s audits and all fees paid to BDO during the fiscal year. Pursuant to the Audit Committee charter, the Audit Committee may review and pre-approve audit and permissible non-audit services performed by BDO for the Company. The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management. The Audit Committee has reviewed and considered the compatibility of BDO’s performance of non-audit services with the maintenance of BDO’s independence as the Company’s independent registered public accounting firm.

     Based on the Audit Committee’s review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements for the fiscal year ended June 30, 2008 be included in the Company’s Annual Report on Form 10-K for the same fiscal year for filing with the Commission. In addition, the Audit Committee has engaged BDO to serve as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2009.

Respectfully Submitted,

The Audit Committee

Walter V.E. Parker, Chairman
William J. Gremp
F. Lee Liebolt, Jr.

September 15, 2008

     Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted for ratification of the appointment of BDO Seidman, LLP as the independent registered public accounting firm of the Company.

     The Board of Directors recommends that you vote FOR ratification of the selection of BDO Seidman, LLP as the independent registered public accounting firm of the Company.

PROPOSAL III: APPROVAL TO AUTHORIZE THE COMPANY, WITH APPROVAL
OF ITS BOARD OF DIRECTORS, TO SELL SHARES OF ITS COMMON STOCK AT A
PRICE OR PRICES BELOW THE COMPANY’S THEN CURRENT NET ASSET
VALUE PER SHARE IN ONE OR MORE OFFERINGS.

     We are a closed-end investment company that has elected to be regulated as a Business Development Company, or BDC, under the 1940 Act. The 1940 Act prohibits us from selling shares of our common stock at a price below the current net asset value per share of such stock, or NAV. A provision of the 1940 Act, however, permits such a sale if approved by our stockholders and if our Board of Directors makes certain determinations.

     Pursuant to this provision, we are seeking the approval of our common stockholders so that we may, in one or more public or private offerings of our common stock, sell or otherwise issue shares of our common stock at a price below its then current NAV, subject to certain conditions discussed below. If approved, the authorization would be effective for a twelve month period expiring on the anniversary of the date of this meeting.

Reasons to Offer Common Stock below NAV

     We believe that market conditions will continue to provide attractive opportunities to deploy capital. Over the past several months, U.S. credit markets, including middle market lending, have experienced significant turbulence spurred in large part by the sub-prime residential mortgage crisis and concerns generally about the state of the U.S. economy. This has led to significant stock price volatility for capital providers like us and has made access to capital more challenging for many firms, particularly those (unlike us) who have relied heavily on secured lending facilities. However, the change in market conditions also has had beneficial effects for capital providers, including more appropriate pricing of risk and contractual terms. Accordingly, for firms that continue to have access to capital, the current environment should provide investment opportunities on more favorable terms than have been available in recent periods. Our ability to take advantage of these opportunities is dependent upon, among other things, our access to equity capital.

     As a BDC and a regulated investment company, or RIC, for tax purposes, we are dependent on our ability to raise capital through the issuance of common stock. RICs generally must distribute substantially all of their earnings to stockholders as dividends in order to achieve pass-through tax treatment, which prevents us from using those earnings to support new investments. Further, BDCs must maintain a debt to equity ratio of less than 1:1, which requires us to finance our investments with at least as much equity as debt in the aggregate. We maintain sources of liquidity through our maintenance of a credit facility and other means, but generally attempt to remain close to fully invested and do not hold substantial cash for the purpose of making new investments. Therefore, to continue to build our investment portfolio, and thereby support maintenance and growth of our dividends, we endeavor to maintain consistent access to capital through the public and private equity markets enabling us to take advantage of investment opportunities as they arise.

     Shares of BDCs may trade at a market price that is less than the value of the net assets attributable to those shares. Historically, our shares of common stock have traded in excess of net asset value, but at times our shares of common stock have traded at a discount to the net assets attributable to those shares. The following table lists the high and low sales prices for our common stock, and the sales price as a percentage of NAV. On September 30, 2008, the last reported closing sale price of our common stock was $12.81 per share.

	Stock Price			Premium (Discount) of High		Premium (Discount) of Low		Dividend
	NAV(1)	High(2)	Low(2)	to NAV		to NAV		Declared
Twelve Months Ending
June 30, 2005
First quarter	$13.67	$15.45	$14.42	13.0%		5.5%		—
Second quarter	13.74	15.15	11.63	10.3%		(15.4)%		$0.100
Third quarter	13.74	13.72	10.61	(0.1)%		(22.8)%		0.125
Fourth quarter	14.59	13.47	12.27	(7.7)%		(15.9)%		0.150
Twelve Months Ending
June 30, 2006
First quarter	$14.60	$13.60	$11.06	(6.8)%		(24.2)%		$0.200
Second quarter	14.69	15.46	13.02	5.2%		(12.6)%		0.280
Third quarter	14.81	16.64	15.00	12.4%		1.3%		0.300
Fourth quarter	15.31	17.05	15.83	11.5%		3.4%		0.340
Twelve Months Ending
June 30, 2007
First quarter	$14.86	$16.77	$15.30	12.9%		2.3%		$0.380
Second quarter	15.24	18.79	15.60	24.5%		(0.9)%		0.385
Third quarter	15.18	17.68	16.40	16.5%		8.0%		0.3875
Fourth quarter	15.04	18.68	16.91	24.2%		12.4%		0.390
Twelve Months Ending
June 30, 2008
First quarter	$15.08	$18.68	$14.15	24.7%		(16.1)%		$0.3925
Second quarter	14.58	17.17	11.22	18.3%		(23.3)%		0.395
Third quarter	14.15	16.00	13.55	13.1	%(2)	(4.2	)%(2)	0.400
Fourth quarter	14.55	16.12	13.18	10.8	%(2)	(9.4)%		0.40125
____________________

(1)	Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high or low sales price. The net asset values shown are based on outstanding shares at the end of each period.

(2)	The High/Low Stock Price is calculated as of the closing price on a given day in the applicable quarter.

     At the 2006 Annual Meeting of Stockholders, the stockholders authorized the Company, with the approval of its Board of Directors, to issue shares of its common stock at a price below NAV. This authorization expired on the one year anniversary of the 2006 Annual Meeting of Stockholders. During that time period, the Board and management did not issue any shares of our common stock below NAV, but valued the financial flexibility afforded to us by that authorization. In these uncertain financial times, the availability of additional options that would be afforded by approval of this proposal by the stockholders is of great importance to us.

     The Board of Directors believes that having the flexibility to issue our common stock below NAV in certain instances is in the best interests of stockholders. If we were unable to access the capital markets as attractive investment opportunities arise, our ability to grow over time and continue to pay steady or increasing dividends to stockholders could be adversely affected. It could also have the effect of forcing us to sell assets that we would not otherwise sell, and such sales could occur at times that are disadvantageous to sell. We could also expend considerable time and resources on a capital raise advantageous for shareholders, but be forced to abandon it due solely due to stock market activity causing our stock price to dip momentarily below our NAV. Even if we are able to access the capital markets, there is no guarantee that we will grow over time and continue to pay steady or increasing dividends.

Conditions to Sales Below NAV

     If stockholders approve this proposal, we will only sell shares of our common stock at a price below NAV per share if the following conditions are met:

  a majority of our independent directors who have no financial interest in the sale have approved the sale; and

  a majority of such directors, who are not interested persons of us, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, have determined in good faith, and as of a time immediately prior to the first solicitation by or on behalf of us of firm commitments to purchase such securities or immediately prior to the issuance of such securities, that the price at which such securities are to be sold is not less than a price which closely approximates the market value of those securities, less any underwriting commission or discount, which could be substantial.

Key Stockholder Considerations

     Before voting on this proposal or giving proxies with regard to this matter, stockholders should consider the potentially dilutive effect of the issuance of shares of our common stock at a price that is less than the NAV per share and the expenses associated with such issuance on the NAV per outstanding share of our common stock. Any sale of common stock at a price below NAV would result in an immediate dilution to existing common stockholders. This dilution would include reduction in the NAV per share as a result of the issuance of shares at a price below the NAV per share and a disproportionately greater decrease in a stockholder’s interest in our earnings and assets and their voting interests than the increase in our assets resulting from such issuance. Our Board of Directors will consider the potential dilutive effect of the issuance of shares at a price below the NAV per share when considering whether to authorize any such issuance. In addition, if we are not successful with this proposal, our only alternative to access the equity markets if we trade below NAV would be through a rights offering. We believe that a rights offering might result in raising additional equity at a lower price per share than an offering done as a result of this proposal, because a rights offering requires a long registration process and marketing period which might result in greater share price erosion.

     The 1940 Act establishes a connection between common stock sale price and NAV because, when stock is sold at a sale price below NAV per share, the resulting increase in the number of outstanding shares reduces net asset value per share. Stockholders should also consider that they will have no subscription, preferential or preemptive rights to additional shares of the common stock proposed to be authorized for issuance, and thus any future issuance of common stock will dilute such stockholders’ holdings of common stock as a percentage of shares outstanding to the extent stockholders do not purchase sufficient shares in the offering or otherwise to maintain their percentage interest. Further, if our current stockholders do not purchase any shares to maintain their percentage interest, regardless of whether such offering is above or below the then current NAV, their voting power will be diluted.

Example of Dilutive Effect of the Issuance of Shares Below NAV

     Company XYZ has 1,000,000 total shares outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The NAV per share of the common stock of Company XYZ is $10.00. The following table illustrates the reduction to NAV and the dilution experienced by Shareholder A following the sale of 40,000 shares of the common stock of Company XYZ at $9.50 per share, a price below its NAV per share.

	Prior to Sale Below NAV	Following Sale Below NAV		Percentage Change
Reduction to NAV
Total Shares Outstanding	1,000,000	1,040,000		4.0%
NAV per share	$10.00	$9.98		(0.2)%
Dilution to Existing Shareholder
Shares Held by Shareholder A	10,000	10,000	(1)	0.0%
Percentage Held by Shareholder A	1.00%	0.96%		(3.8)%
Total Interest of Shareholder A	$100,000	$99,808		(0.2)%
____________________

(1)	Assumes that Shareholder A does not purchase additional shares in offering of shares below NAV.

Required Vote

     Approval of this proposal requires the affirmative vote of (1) a majority of the outstanding shares of common stock entitled to vote at the Meeting; and (2) a majority of the outstanding shares of common stock entitled to vote at the Meeting that are not held by affiliated persons of the Company, which includes directors, officers, employees, and 5% stockholders. For purposes of this proposal, the 1940 Act defines “a majority of the outstanding shares” as: (1) 67% or more of the voting securities present at the Meeting if the holders of more than 50% of the outstanding voting securities of the Company are present or represented by proxy; or (2) 50% of the outstanding voting securities of the Company, whichever is less. Abstentions and broker non-votes will have the effect of a vote against this proposal.

     The board of directors recommends that you vote “FOR” the proposal to authorize the Company, with approval of its Board of Directors, to sell shares of its common stock at a price or prices below the Company’s then current net asset value per share in one or more offerings.

PROPOSAL IV: APPROVAL TO AUTHORIZE THE COMPANY, WITH APPROVAL
OF ITS BOARD OF DIRECTORS, TO ISSUE WARRANTS, OPTIONS OR RIGHTS TO
SUBSCRIBE TO, CONVERT TO OR PURCHASE THE COMPANY’S COMMON
STOCK IN ONE OR MORE OFFERINGS.

     Our Board of Directors believes it is in our best interests to have the ability to issue warrants, options or rights to subscribe to, convert to, or purchase shares of our common stock, which may include convertible preferred stock and convertible debentures, under appropriate circumstances in connection with our capital raising and financing activities. Sections 18(d) and 61(a) of the 1940 Act restrict the ability of a BDC to issue warrants, options or rights to subscribe or to convert to voting securities of the BDC. If warrants, options or rights are to be issued, the proposal must be approved by the stockholders of the BDC. Thus, our Board of Directors has approved and recommends to the stockholders for their approval a proposal to issue warrants, options or rights to subscribe to, convert to or purchase shares of our common stock, which warrants, options or rights may or may not be accompanied by other securities of the Company.

     If this proposal is approved, any issuances of warrants, options or rights to subscribe to, convert to or purchase shares of our common stock would be made in accordance with Section 61(a)(3) of the 1940 Act, pursuant to which we would be permitted to issue securities that may be converted into or exercised for shares of our common stock at a conversion or exercise price per share not less than our current market price at the date of issuance. This conversion or exercise price may, however, be less than our NAV per share at the date such securities are issued or at the date such securities are converted into or exercised for shares of our common stock.

Background and Reasons for the Proposal

     Our management and the Board of Directors have determined that it would be advantageous for us to have the ability to issue warrants, options or rights, which may include convertible preferred stock and convertible debentures, to subscribe to, convert to or purchase common stock in connection with our financing and capital raising activities. In this regard, the debt and equity capital markets in the United States have been severely impacted by significant write-offs in the financial services sector relating to sub-prime mortgages and the repricing of credit risk in the broadly syndicated loan market, among other reasons. These events, along with the deterioration of the housing market, have led to worsening general economic conditions, which have impacted the broader capital and credit markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. In the past, we were able to access the capital and credit markets to finance our investment activities. However, due to the current turmoil in the debt markets and uncertainty in the equity capital markets, we are concerned that debt or equity capital may not be available to us on favorable terms, or at all. As a result, our ability to issue warrants, options or rights to subscribe to, convert to, or purchase shares of our common stock, which may include convertible preferred stock and convertible debentures, may be an effective way for us to raise capital in the current environment.

     We have no immediate plans to issue any such warrants, options or rights. However, in order to provide flexibility for future issuances, which typically must be undertaken quickly, the Board of Directors has approved and is seeking stockholder approval of this proposal to issue warrants, options or rights to subscribe to, convert to or purchase shares of common stock either accompanied by or not accompanied by other securities of the Company. The final terms of any warrants, options or rights (subject to the requirements noted in Section 61 of the 1940 Act), including exercise/conversion price, term and exercise/conversion requirements would be determined by the Board of Directors at the time of issuance. Also, the nature and amount of consideration that would be received by us at the time of issuance and the use of any such consideration will be considered and approved by the Board of Directors at the time of issuance.

Conditions to Issuance

     Each issuance of warrants, options or rights to subscribe to, convert to or purchase shares of common stock will comply with Section 61(a) of the 1940 Act. Specifically, (i) the exercise or conversion feature of the warrants, options or rights must expire within 10 years of issuance, (ii) the exercise or conversion price for the warrants, options or rights must not be less than the current market value of the common stock at the date of the issuance of the warrants, options or rights and (iii) the individual issuances of warrants, options or rights must be approved by a majority of our directors who are not “interested persons” of us as defined in the 1940 Act on the basis that such issuance is in our and our stockholders’ best interests. If such securities are accompanied by other securities when issued, the securities cannot be separately transferable unless no class of such securities and the other securities that accompany them has been publicly distributed.

     In addition, Section 61(a) of the 1940 Act limits the number of warrants, options or rights to subscribe to, convert to, or purchase our common stock that can be issued pursuant to this proposal. Specifically, the amount of voting securities that would result from the exercise or conversion of all of our warrants, options or rights to subscribe to, convert to, or purchase our common stock at the time of issuance shall not exceed 25% of our outstanding voting securities.

Key Stockholder Considerations

     Before voting on this proposal or giving proxies with regard to this matter, stockholders should consider the potentially dilutive effect of the issuance of warrants, options or rights to subscribe to, convert to, or purchase shares of our common stock and the expenses associated with such issuances on the NAV per outstanding share of our common stock. Because the exercise or conversion price per share at the time of exercise or conversion could be less than the net asset value per share of our common stock at the time of exercise or conversion, and because we would incur expenses in connection with any such issuance of warrants or convertible debt, such exercise or conversion could result in a dilution of net asset value per share of our common stock at the time of such exercise. See “Key Stockholder Considerations” and “Example of Dilutive Effect of the Issuance of Shares Below NAV” in Proposal I.

     If this proposal is approved, no further authorization from stockholders will be solicited by us prior to the issuance of any warrants, options or rights to subscribe to, convert to or purchase shares of common stock.

Required Vote

     Approval of this proposal requires the affirmative vote of a majority of the votes cast at the Meeting. Abstentions and broker non-votes will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.

     The Board of Directors recommends that you vote “FOR” the proposal to authorize the Company, with approval of its Board of Directors, to issue warrants, options or rights to subscribe to, convert to, or purchase the Company’s common stock in one or more offerings.

OTHER BUSINESS

     Our Board of Directors knows of no other matters that may be presented for stockholder action at the Annual Meeting. If any other matters properly come before the Meeting, the persons named as proxies will vote upon them in their discretion.

SUBMISSION OF STOCKHOLDER PROPOSALS

     Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), stockholders may present proper proposals for inclusion in the Company’s proxy statement and for consideration at the Company's 2009 Annual Meeting of Stockholders. To be eligible for inclusion in the Company's 2009 Proxy Statement, a stockholder proposal must be received in writing not less than 120 calendar days before the first anniversary of the date we first released our proxy statement for the preceding year’s annual meeting and must otherwise comply with Rule 14a-8 under the Exchange Act. Accordingly, a stockholder proposal of business intended to be considered at the 2009 Annual Meeting must be received by the Secretary not later than June 21, 2009 to be eligible for inclusion in our 2009 Proxy Statement. While the Board of Directors will consider stockholder proposals, the Company reserves the right to omit from the Company's Proxy Statement any stockholder proposal that it is not required to include under the Exchange Act, including Rule 14a-8 of the Exchange Act.

     In addition, our Bylaws contain an advance notice provision with respect to director nominations and with respect to proposals for business, whether or not included in our proxy statement. Our Bylaws currently provide that in order for a stockholder to nominate a candidate for election as a director at an annual meeting of stockholders or propose business for consideration at an annual meeting, written notice containing the information required by the Bylaws generally must be delivered to our Secretary at our principal executive office not earlier than the 150th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. Accordingly, under our current Bylaws, a stockholder nomination for director or proposal of business intended to be considered at the 2009 Annual Meeting must be received by the Secretary not earlier than May 22, 2009, and not later than 5:00 p.m., Eastern Time, on June 21, 2009. Proposals should be addressed to, Corporate Secretary, c/o Prospect Capital Corporation, 10 East 40th Street, 44th Floor, New York, New York 10016. In the event that the date of the next annual meeting is advanced or delayed by more than 30 days from the first anniversary of the Meeting a notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m. Eastern Time on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

By Order of the Board of Directors

/s/ William E. Vastardis
Chief Financial Officer and
Treasurer

New York, New York
October 20, 2008

FOR FASTER, MORE CONVENIENT PROXY AUTHORIZATION
BY TELEPHONE OR INTERNET

(See below for instructions)
BY PHONE: Call toll-free 1-888-221-0697
BY INTERNET: www.proxyweb.com

PROSPECT CAPITAL CORPORATION
PROXY SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

     The undersigned stockholder of Prospect Capital Corporation, a Maryland corporation (the "Company"), hereby appoints John F. Barry and M. Grier Eliasek, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Company (the "Meeting") to be held at the offices of the Company, 10 East 40th Street, 44th Floor, New York, New York 10016, on Friday, December 12, 2008, at 10:30 a.m., Eastern Time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and of the accompanying Proxy Statement (the terms of each of which are incorporated by reference herein) and revokes any proxy heretofore given with respect to the Meeting.

     The votes entitled to be cast by the undersigned will be cast as instructed on the reverse hereof. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" each of the nominees for director and "FOR" each of the other proposals as described in the accompanying Proxy Statement. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Meeting or any adjournment or postponement thereof.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT AUTHORIZING A PROXY BY PHONE OR INTERNET.

Date __________________

Signature(s) (Title(s), if applicable) (Sign in the Box) NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

Please fill in box as shown using black or blue ink or number 2 pencil. ☒ PLEASE DO NOT USE FINE POINT PENS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR IN PROPOSAL I AND “FOR” PROPOSALS II, III AND IV

I. To elect the following nominees as directors of the Company in the Class indicated below.	FOR ALL NOMINEES	WITHHOLD FROM ALL NOMINEES	FOR ALL EXCEPT *
Graham D.S. Anderson – Class I Eugene S. Stark – Class III	☐	☐	☐

*(To withhold authority to vote for any nominee, mark “For All Except” and write that nominee’s name on the line above.)

II. The ratification of the selection of BDO Seidman, LLP as the independent registered public accounting firm for the Company for the fiscal year ending June 30, 2009.	FOR ☐	AGAINST ☐	ABSTAIN ☐

III. To approve a proposal to authorize the Company, with approval of its Board of Directors, to sell shares of its common stock at a price or prices below the Company’s then current net asset value per share in one or more offerings.	FOR ☐	AGAINST ☐	ABSTAIN ☐

IV. To approve a proposal to authorize the Company, with approval of its Board of Directors, to issue warrants, options or rights to subscribe to, convert to, or purchase shares of the Company’s common stock in one or more offerings.	FOR ☐	AGAINST ☐	ABSTAIN ☐

V. To transact such other business that may properly come before the Meeting or any adjournment or postponement thereof.

PLEASE BE SURE TO DATE AND SIGN THE PROXY CARD IN THE SPACES PROVIDED
ON THE REVERSE SIDE.